MERIT SECURITIES CORPORATION

Monthly Payment Report

Payment Statement
MERIT 7
Payment Date:     29-Dec-97
Reporting Month:  November

          Class
          Interest    Beginning       Interest      Interest      Principal       Total         Applied Ending
Class     Rate        Balance         Accrual       Payment       Payment        Distribution   Losses  Balance
Class A-1  6.207500%  $221,456,803.14 $1,145,577.59 $1,145,577.59 $11,559,677.88 $12,705,255.47 $0.00   $209,897,125.26
Class A-2 15.000000%   $45,500,000.00   $568,750.00   $568,750.00          $0.00    $568,750.00 $0.00    $45,500,000.00
Class A-3  7.000000%   $19,543,458.94   $114,003.51   $114,003.51    $439,943.40    $553,946.91 $0.00    $19,103,515.54
Class A-4  7.500000%    $7,000,000.00    $43,750.00    $43,750.00          $0.00     $43,750.00 $0.00     $7,000,000.00
Class A-5  6.207500%    $9,366,753.64    $48,453.44    $48,453.44    $208,961.34    $257,414.78 $0.00     $9,157,792.30

                      $302,867,015.72 $1,920,534.54 $1,920,534.54 $12,208,582.62 $14,129,117.16 $0.00   $290,658,433.10

Class              CUSIP     Priority     Principal Type    Interest Type
Class A-1          589962AT6 Senior       Sequential        Floater
Class A-2          589962AU3 Senior       Sequential        Floater
Class A-3          589962AV1 Senior       Sequential        Fixed
Class A-4          589962AW  Senior       Sequential        Fixed
Class A-5          589962AX7 Senior       Sequential        Floater

MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT 7

Payment Date:     29-Dec-97
Reporting Month:  November


                                                           Interest     Interest      Principal
          Original        Original  Integral     Record    Accrual      Payment       Payment    Ending          Remaining
Class     Balance         Pct Pool  Denomination Date      Factor       Factor        Factor     Balance         Principal Factor
Class A-1 $435,000,000.00 78.06%    $1,000.00    30-Nov-97  2.63351170   2.63351170   26.5739721 $209,897,125.26 0.48252213
Class A-2  $45,500,000.00  8.17%    $1,000.00    30-Nov-97 12.50000000  12.50000000    0.0000000  $45,500,000.00 1.00000000
Class A-3  $26,300,000.00  4.72%    $1,000.00    30-Nov-97  4.33473422   4.33473422   16.7278859  $19,103,515.54 0.72636941
Class A-4   $7,000,000.00  1.26%    $1,000.00    30-Nov-97  6.25000000   6.25000000    0.0000000   $7,000,000.00 1.00000000
Class A-5  $14,750,000.00  2.65%    $1,000.00    30-Nov-97  3.28497898   3.28497898   14.1668705   $9,157,792.30 0.62086727

          $528,550,000.00                                                                        $290,658,433.10

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT 7
Payment Date:   29-Dec-97
Report Date:    November

Collateral Proceeds Account


Beginning Balance                                 $0.00

Deposits                                                                 Withdrawals

Interest Net of Servicing Fee             $2,459,476.71                  Interest Payments              $1,920,534.54
Principal                                $12,208,582.62                  Principal Payments            $12,208,582.62
Deposits From Reserve Fund                        $0.00                  Surplus                          $507,454.17
Other Deposits                                    $0.00                  MBIA Fee                          $31,488.00
                                                                         Discount Principal Reserve             $0.00

Total Deposit                            $14,668,059.33                  Total Withdrawals             $14,668,059.33

                                                                         Ending Balance                         $0.00

Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies



MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT 7

Payment Date:         29-Dec-97
Reporting Month       November

Reserve Funds and Subordination

                            Initial Coverage     Beginning Coverage   Adjustments  Losses     Insured Balance Ending Balance
Type
Pool Over Collateralization 5.15% $28,702,601.63 8.37% $27,656,496.94 $0.00        $81,857.08 $318,233,072.99 8.66% $27,574,639.86


Surplus Summary

Class                      Total Distribution
Surplus                    $507,454.17

Delinquency Statistics
                                   Current                 % of
                       # of Loans  Balance                 Current Balance
30+ Days               131         $16,533,333             5.20%
60+ Days                31          $4,226,990             1.33%
90+ Days                66          $9,340,100             2.93%
Foreclosure             74          $9,523,082             2.99%
REO                     32          $4,206,645             1.32%

Totals                 334         $43,830,150            13.77%


Advances on Delinquencies                                      $313,281.13
Non-Recoverable Advances on Delinquencies                            $0.00